        As filed with the Securities and Exchange Commission on January 30, 2007

                                                     REGISTRATION NO. 333-126172
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 AMENDMENT NO. 7

                                    FORM S-1

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                MAN-AHL 130, LLC
             (Exact name of registrant as specified in its charter)

                                      6221                      84-1676365
       DELAWARE           (Primary Standard Industrial         (IRS Employer
(State of Organization)    Classification Code Number)    Identification Number)

                         C/O MAN INVESTMENTS (USA) CORP.
                       123 NORTH WACKER DRIVE, 28TH FLOOR
                             CHICAGO, ILLINOIS 60606
                                 (312) 881-6800
                   (Address, including zip code, and telephone
                         number, including area code, of
                    registrant's principal executive offices)

                                  JOHN M. KELLY
                         C/O MAN INVESTMENTS (USA) CORP.
                       123 NORTH WACKER DRIVE, 28TH FLOOR
                             CHICAGO, ILLINOIS 60606
                                 (312) 881-6800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                   COPIES TO:
                                David R. Sawyier
                                 James B. Biery
                                Sidley Austin LLP
                            One South Dearborn Street
                             Chicago, Illinois 60603

                                   ----------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

                                   ----------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   ----------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Man Investments (USA) Corp. or an affiliate will pay, without reimbursement by Registrant, all organizational and initial offering costs, as described in the Prospectus.

     The following is an estimate of the costs of preparing, filing and distributing this Registration Statement and the Prospectus which it includes.

                                                                  Approximate
                                                                     Amount
                                                                  -----------
Securities and Exchange Commission Registration Fee ...........    $ 12,363*
National Association of Securities Dealers, Inc. Filing Fee ...      10,500*
Printing Expenses .............................................      75,000
Fees of Certified Public Accountants ..........................      76,900
Blue Sky Expenses (Excluding Legal Fees) ......................      30,000
Fees of Counsel ...............................................     706,300
Advertising and Sales Literature ..............................      25,000
Miscellaneous Offering Costs ..................................      33,737
                                                                   --------
Total .........................................................    $969,800

----------
* Fees marked with an asterisk are exact rather than estimated and approximate.

+ All of the foregoing fees will be paid by the Managing Member, not Man-AHL 130, and without reimbursement by Man-AHL 130.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article XIV of the Limited Liability Company Agreement (attached as Exhibit A to the prospectus which forms a part of this Registration Statement) provides for the indemnification of the Managing Member and certain of its affiliates by the Registrant. "Affiliates" shall mean any person performing services on behalf of Man-AHL 130 who: (1) directly or indirectly controls, is controlled by, or is under common control with the Managing Member; or (2) owns or controls 10% or more of the outstanding voting securities of the Managing Member; or (3) is an officer or director of the Managing Member; or (4) if the Managing Member is an officer, director, partner or trustee, is any entity for which the Managing Member acts in any such capacity. Indemnification is to be provided for any loss suffered by the registrant which arises out of any action or inaction, if the party, in good faith, determined that such course of conduct was in the best interest of the Registrant and such conduct did not constitute negligence or misconduct. The Managing Member and its affiliates will only be entitled to indemnification for losses incurred by such affiliates in performing the duties of the Managing Member and acting wholly within the scope of the authority of the Managing Member.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     The Managing Member invested $10,000 of "seed capital" in the Registrant on May 26, 2005.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     The following documents (unless otherwise indicated) are filed herewith and made a part of this Registration Statement:

 Exhibit
  Number    Description of Document
 -------    -----------------------
  1.01*     Form of General Distributor's Agreement between the Registrant, Man
(amended)   Investments (USA) Corp. and Man Investments Inc.

  1.02*     Form Selling Agreement between Man Investments Inc. and Additional
            Selling Agents.

  3.01(i)*  Certificate of Formation of the Registrant.

  3.02*     Limited Liability Company Agreement of the Registrant (included as
(amended)   Exhibit A to the Prospectus).

  5.01      Opinion of Sidley Austin LLP relating to the legality of the Units.

  8.01 Opinion of Sidley Austin LLP with respect to federal income tax consequences.

 10.01*     Form of Administration Agreement between Man-AHL 130 and the
            Administrator.

 10.02*     Form of Customer Agreement between the Registrant and Man Financial
            Inc.

 10.02(a)*  Addendum to the Form of Customer Agreement between the Registrant and Man Financial Inc.

 10.03*     Form of Trading Advisory Agreement between Registrant and Man-AHL
(amended)   (USA) Ltd.

 10.04* Form of Escrow Agreement among the Registrant, the Managing Member and the Escrow Agent.

 10.05*     Form of Application and Power of Attorney (included with the
(amended)   Prospectus).

 23.18      Consent of Sidley Austin LLP (included in exhibit 5.01).

 23.19*     Consent of Deloitte & Touche LLP.

 23.20*     Consent of PricewaterhouseCoopers LLP.

 99.01*     Securities and Exchange Commission Release No.
            33-6815--Interpretation and Request for Public Comment--Statement of the Commission Regarding Disclosure by Issuers of Interests in Publicly Offered Commodity Pools (54 Fed. Reg. 5600; February 6,
            1989).

 99.02*     Commodity Futures Trading Commission--Interpretative Statement and
            Request for Comments --Statement of the Commodity Futures Trading
            Commission Regarding Disclosure by Commodity Pool Operators of Past
            Performance Records and Pool Expenses and Requests for Comments (54
            Fed. Reg. 5597; February 6, 1989).

 99.03*     North American Securities Administrators Association, Inc.
            Guidelines for the Registration of Commodity Pool Programs.

 99.04 Prospectus of Man-Glenwood Lexington LLC filed with the Securities and Exchange Commission on July 31, 2006 and effective August 1,
             2006, Registration No. 333-118854, is incorporated herein by reference.

 99.05       Prospectus of Man-Glenwood Lexington TEI, LLC filed with the
             Securities and Exchange Commission on July 31, 2006 and effective
             August 1, 2006, Registration No. 333-120945, is incorporated herein by reference.

----------
*    Previously filed.

ITEM 17.

     The undersigned registrant hereby undertakes:

     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purpose of determining any liability under the Securities Act of 1933, each Prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than Prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or Prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or Prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or Prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

     (5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

          (ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

     (6) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

          (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

     (b) The undersigned registrant hereby undertakes that:

     (1) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 above, or otherwise, the Registrant had been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Managing Member of the Registrant has duly caused this Registration Statement or Registration Statement Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Chicago in the State of Illinois on the 30th day of January, 2007.

MAN-AHL 130, LLC

By: MAN INVESTMENTS (USA) CORP.
    MANAGING MEMBER


By: /s/ JOHN M. KELLY
    ---------------------------------
    John M. Kelly
    President and Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Registration Statement Amendment has been signed below by the following persons on behalf of the Managing Member of the Registrant, in the capacities and on the date indicated.

             Signature                 Title with Registrant          Date
             ---------                 ---------------------          ----


/s/ JOHN M. KELLY                     President and Director   January 30, 2007
-----------------------------------   (Principal Executive
John M. Kelly                         Officer)


/s/ ALICIA DERRAH                     Chief Financial          January 30, 2007
-----------------------------------   Officer
Alicia Derrah


/s/ MICHAEL LOZOWSKI                  Vice President and       January 30, 2007
-----------------------------------   Director
Michael Lozowski


/s/ STEVEN ZORIC                      Vice President,          January 30, 2007
-----------------------------------   Secretary and Director
Steven Zoric

     Being the principal executive officer, the principal financial and accounting officer and a majority of the directors of Man Investments (USA) Corp.

MAN INVESTMENTS (USA) CORP.
Managing Member


By /s/ JOHN M. KELLY                                           January 30, 2007
   --------------------------------
   John M. Kelly
   President and Director

    As filed with the Securities and Exchange Commission on January 30, 2007

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    EXHIBITS

                                       To

                                 AMENDMENT NO. 7

                                    FORM S-1

                             REGISTRATION STATEMENT

                                      Under

                           The Securities Act of 1933

                                   ----------

                                MAN-AHL 130, LLC
             (Exact name of registrant as specified in its charter)

================================================================================

                                  EXHIBIT INDEX

 Exhibit
  Number    Description of Document
  ------    -----------------------
  1.01*     Form of General Distributor's Agreement between the Registrant and
(amended)   Man Investments Inc.

  1.02*     Form Selling Agreement between Man Investments Inc. and Additional
            Selling Agents.

  3.01(i)*  Certificate of Formation of the Registrant.

  3.02*     Limited Liability Company Agreement of the Registrant (included as
(amended)   Exhibit A to the Prospectus).

  5.01      Opinion of Sidley Austin LLP relating to the legality of the Units.

  8.01 Opinion of Sidley Austin LLP with respect to federal income tax consequences.

 10.01*     Form of Administration Agreement between Man-AHL 130 and the
            Administrator.

 10.02*     Form of Customer Agreement between the Registrant and Man Financial
            Inc.

 10.02(a)*  Addendum to the Form of Customer Agreement between the Registrant and Man Financial Inc.

 10.03*     Form of Trading Advisory Agreement between Registrant and Man-AHL
(amended)   (USA) Ltd.

 10.04* Form of Escrow Agreement among the Registrant, the Managing Member and the Escrow Agent.

 10.05*     Form of Application and Power of Attorney (included with the
(amended)   Prospectus).

 23.18      Consent of Sidley Austin LLP (included in exhibit 5.01).

 23.19*     Consent of Deloitte & Touche LLP.

 23.20*     Consent of PricewaterhouseCoopers LLP.

 99.01*     Securities and Exchange Commission Release No.
            33-6815--Interpretation and Request for Public Comment--Statement of the Commission Regarding Disclosure by Issuers of Interests in
            Publicly Offered Commodity Pools (54 Fed. Reg. 5600; February 6,
            1989).

 99.02*     Commodity Futures Trading Commission--Interpretative Statement and
            Request for Comments --Statement of the Commodity Futures Trading
            Commission Regarding Disclosure by Commodity Pool Operators of Past
            Performance Records and Pool Expenses and Requests for Comments (54
            Fed. Reg. 5597; February 6, 1989).

 99.03*     North American Securities Administrators Association, Inc.
            Guidelines for the Registration of Commodity Pool Programs.

 99.04 Prospectus of Man-Glenwood Lexington LLC filed with the Securities and Exchange Commission on July 31, 2006 and effective August 1,
            2006, Registration No. 333-118854, is incorporated herein by reference.

 99.05      Prospectus of Man-Glenwood Lexington TEI, LLC filed with the
            Securities and Exchange Commission on July 31, 2006 and effective
            August 1, 2006, Registration No. 333-120945, is incorporated herein by reference.

----------
*    Previously filed.



                                        2